SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


[X] Filed by the Registrant
[ ] Filed by a Party other than the Registrant
    Check the appropriate box:
    [ ]  Preliminary Proxy Statement
    [ ] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
    [X]  Definitive Proxy Statement
    [ ]  Definitive Additional Materials
    [ ]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                              ORPHAN MEDICAL, INC.
                (Name of Registrant as Specified in its Charter)

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
    1) Title of each class of securities to which transaction applies:
    2) Aggregate number of securities to which transaction applies:
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
    4) Proposed maximum aggregate value of transaction:
    5) Total fee paid:
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    1) Amount Previously Paid:
    2) Form, Schedule or Registration Statement No.:
    3) Filing Party:
    4) Date Filed:

                                 [COMPANY LOGO]


                              ORPHAN MEDICAL, INC.
                        13911 RIDGEDALE DRIVE, SUITE 250
                           MINNETONKA, MINNESOTA 55305




April 29, 2004


To Our Stockholders:

You are cordially invited to attend the 2004 Annual Meeting of the Stockholders of Orphan Medical, Inc. (the "Company") which will be held at 3:30 p.m. (Central Standard Time) on Tuesday, June 15, 2004 at the Radisson Plaza Hotel, 35 South 7th Street, Minneapolis, Minnesota 55402.

At the Annual Meeting of the Stockholders you will be asked to: (i) elect six directors to the Company's Board of Directors, (ii) approve the 2004 Stock Incentive Plan, and (iii) approve the selection of Ernst & Young LLP as the Company's independent public accountants for the fiscal year ending December 31, 2004.

Please read the enclosed Notice of Annual Meeting and Proxy Statement which describes the business to come before the meeting. Please mark, sign and return the accompanying Proxy Card promptly in the enclosed postage-paid envelope, or follow the instructions on the proxy card for voting via telephone or through the Internet. We hope you will be able to attend the meeting on June 15, 2004.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE MARK, SIGN AND RETURN YOUR PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. FOR ALTERNATIVE VOTING METHODS, PLEASE REFER TO THE INFORMATION UNDER THE CAPTIONS "VOTE BY PHONE" AND "VOTE BY INTERNET" ON THE PROXY CARD.


                                                Sincerely,


                                                /s/ John Howell Bullion

                                                JOHN HOWELL BULLION
                                                Chief Executive Officer

                                 [COMPANY LOGO]


                              ORPHAN MEDICAL, INC.
                        13911 RIDGEDALE DRIVE, SUITE 250
                           MINNETONKA, MINNESOTA 55305
                            TELEPHONE (952) 513-6900


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 15, 2004

The Annual Meeting of Stockholders of Orphan Medical, Inc. (the "Company") will be held at 3:30 p.m. (Central Standard Time) on Tuesday, June 15, 2004 at the Radisson Plaza Hotel, 35 South 7th Street, Minneapolis, Minnesota 55402, for the following purposes:

    1. To elect six directors to serve until the next Annual Meeting of Stockholders;

    2.  To approve the Orphan Medical Inc. 2004 Stock Incentive Plan

    3. To approve the selection of Ernst & Young LLP as the independent public accountants of the Company for the fiscal year ending December 31, 2004; and

    4. To consider and act upon any other business that may properly come before the meeting or any adjournment thereof. The Board of Directors of the Company has designated the close of business on April 23, 2004 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournments thereof. Only stockholders of record of the Company's Common Stock and Senior Convertible Preferred Stock at the close of business on that date will be entitled to vote.

You are cordially invited to attend the meeting. If you do not expect to be present at the meeting, please fill in, sign, date and mail the enclosed proxy card as promptly as possible or submit your proxy by voting by telephone or through the Internet by no later than 12:00 p.m. (Central Standard Time) on June 14, 2004 (as directed on your proxy card). If you choose to return the proxy card by mail, we have enclosed an envelope addressed to the Company for which no postage is required if mailed in the United States.


                                        By Order of the Board of Directors


                                       /s/ John Howell Bullion

                                       John Howell Bullion
                                       Chairman of the Board, Chief Executive
                                       Officer and Secretary

Minnetonka, Minnesota
April 29, 2004

                              ORPHAN MEDICAL, INC.

                        13911 RIDGEDALE DRIVE, SUITE 250
                           MINNETONKA, MINNESOTA 55305

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 15, 2004


                                     GENERAL

         This Proxy Statement is furnished in connection with the solicitation of the enclosed proxy by the Board of Directors of Orphan Medical, Inc. (the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 3:30 p.m. (Central Standard Time) on Tuesday, June 15, 2004 at the Radisson Plaza Hotel, 35 South 7th Street, Minneapolis, Minnesota 55402, and at any adjournments thereof, for the purposes set forth in the Notice of Annual Meeting of Stockholders. The cost of soliciting proxies, including the cost of preparing and mailing the Notice of Annual Meeting of Stockholders and this Proxy Statement, is being paid by the Company. In addition, we will, upon the request of brokers, dealers, banks, voting trustees and their nominees who are holders of record of shares of our common stock on the record date specified below, bear their reasonable expenses for mailing copies of this material to the beneficial owners of these shares.

         We have retained Wells Fargo Shareowner Services to provide consultation and administrative assistance in connection with the solicitation of proxies for a fee estimated to be $7,000 in prior year plus out-of-pocket expenses. In addition, officers and other regular employees of the Company may solicit proxies in person, by telephone or by facsimile, but will receive no extra compensation for these services. This Proxy Statement and the form of proxy enclosed are being mailed to stockholders with the Company's Annual Report to Stockholders commencing on or about May 3, 2004.

         The only matters the Board of Directors knows will be presented are those stated in Proposals 1, 2 and 3 of this Proxy Statement. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF PROPOSALS 1, 2 AND 3. Should any other matter properly come before the meeting, it is intended that the persons named in the enclosed proxy will have authority to vote such proxy in accordance with their judgment on such matter.

                          VOTING RIGHTS AND PROCEDURES

         Common Stock and Senior Convertible Preferred Stock stockholders (collectively, the "stockholders") of record at the close of business on April 23, 2004 will be entitled to vote at the Annual Meeting or any adjournments thereof. As of that date, a total of 10,811,596 shares of such Common Stock and 8,706 shares of Senior Convertible Preferred Stock were outstanding (collectively, the "Voting Stock"), each share of Common Stock being entitled to one vote and each share of Senior Convertible Preferred Stock being entitled to voted on an "as converted" basis. On April 23, 2004, the Company's Senior Convertible Preferred Stock was convertible into an aggregate of 1,069,533 shares of Common Stock, which approximates 122.850 shares of Common Stock for each share of Senior Convertible Preferred Stock. There is no cumulative voting. If a stockholder returns a proxy withholding authority to vote the proxy with respect to a nominee for director, then the shares of the Voting Stock covered by such proxy shall be deemed present at the Annual Meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such nominee, but shall not be deemed to have been voted for such nominee. If a stockholder abstains from voting as to any matter, then the shares held by such stockholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on such matter, then the shares covered by such non-vote shall be deemed present at the Annual Meeting for purposes of determining a quorum, but shall not be deemed to be present and entitled to vote at the Annual Meeting for purposes of calculating the vote with respect to such matter.

         Stockholders can vote their shares by toll-free telephone call or through the Internet as an alternative to completing the enclosed proxy card and mailing it to the Company. The procedures for telephone and Internet voting are described on the proxy card. The telephone and Internet voting procedures are designed to verify stockholders' identities, allow stockholders to give voting instructions and confirm that their instructions have been recorded properly. Stockholders who vote through the Internet should be aware that they may incur costs to access the Internet, such as usage charges from telephone companies or Internet service providers, and that these costs must be borne by the stockholder. Stockholders who vote by telephone or through the Internet need not return a proxy card by mail.

         Shares of the Company's Common Stock and Senior Convertible Preferred Stock represented by proxies in the form solicited will be voted in the manner directed by a stockholder. If no direction is given, the proxy will be voted for the election of the nominees for director named in this Proxy Statement, for approval of the 2004 Orphan Medical, Inc. Stock Incentive Plan and for approval of the selection of Ernst & Young LLP as the Company's independent public accountants. So far as management of the Company is aware, no matters other than those described in this Proxy Statement will be acted upon at the Annual Meeting. In the event that any other matters properly come before the Annual Meeting and call for a vote of stockholders, the persons named as proxies in the enclosed form of proxy will vote in accordance with their best judgment on these matters. Whether a stockholder submits a proxy by mail, telephone or the Internet, a stockholder may revoke a proxy at any time before it is voted by:
(i) delivering to any officer of the Company a written notice of termination of the proxy's authority, (ii) filing with an officer of the Company another proxy bearing a later date or (iii) appearing and voting at the Annual Meeting.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

STOCK OWNERSHIP

The table on the following page sets forth, as of March 1, 2004, certain information with respect to the beneficial ownership of the Company's Common Stock by (i) each person who, to the knowledge of the Company, owned beneficially more than five percent of such stock, (ii) each director, (iii) each executive officer named in the "Summary Compensation Table" below, and (iv) all directors and executive officers as a group. Unless otherwise noted, the shares listed in the table below are subject to sole voting and investment power of the indicated person.

Beneficial ownership is determined and presented in the table on the following page in accordance with rules of the Securities and Exchange Commission, and includes general voting power and/or investment power with respect to the securities. Shares of the Company's Common Stock subject to options currently exercisable or exercisable within 60 days of March 1, 2004, are deemed to be outstanding for purposes of computing the percentage of the person holding such options, but are not deemed outstanding for computing the percentage of any other person. With respect to UBS Capital II LLC, the percentage of ownership calculation is based on Common Shares outstanding as of March 1, 2004, plus 1,069,533 shares of Common Stock, which represents 8,706 shares of Senior Convertible Preferred Stock owned by UBS Capital II LLC on an as converted basis.

                                               Amount and
                                                Nature of        Percentage of
                                                Beneficial       Common Stock
   Name and Address of Beneficial Owner         Ownership         Outstanding
--------------------------------------------------------------------------------

Alta Partners II, Inc. (1)                      1,212,121             11.27%
     One Embarcadero Center, Suite 4050
     San Francisco, CA 94111
OrbiMed Advisors LLC (2)                        1,617,302             15.04
     767 Third Avenue - 6th Floor
     New York, NY  10017-2023
UBS Capital II LLC (3)                          1,250,406             10.42
     299 Park Avenue
     New York, NY  10171-0026
Galleon Group (4)                                 882,358              8.21
     135 East 57th Street, 16th Floor
     New York, NY  10022-2050
John Howell Bullion (5)                           594,362              5.30
William Houghton, M.D. (6)                        190,341              1.74
Mark D. Perrin (7)                                 62,750               *
Timothy G. McGrath (8)                             65,739               *
Farah Champsi (9)                                  13,000               *
Michael Greene (10)                                28,000               *
Thomas King (11)                                   13,000               *
Julius A. Vida, Ph.D. (12)                         28,000               *
William M. Wardell, M.D., Ph.D. (13)               59,500               *
All directors and executive officers as
a group (11 persons) (14)                       1,214,158             10.28

-----------------------------
* Less than one percent.

(1) Alta Partners II, Inc. serves as the management advisory company of various funds which hold shares of the Company's Common Stock. In this capacity, Alta Partners II, Inc. is affiliated with Alta BioPharma Partners II, L.P., Alta Embarcadero BioPharma Partners II, LLC, Alta BioPharma Management Partners II, LLC, Alta Partners II, Inc. and Jean Deleage, Alix Marduel and Farah Champsi. The beneficial ownership information is based on a schedule 13D filed by Alta Partners on December 17, 2001.

(2) OrbiMed Advisors LLC has shared voting and dispositive power with respect to 1,617,302 shares of the Company's Common Stock. The number of shares beneficially owned is based on a schedule 13G filed by OrbiMed Advisors on February 14, 2003.

(3)  UBS Capital II LLC has sole voting and investment power with respect to:
     8,706 shares of Senior Convertible Preferred Stock, which is convertible into 1,069,533 shares of Common Stock, and 180,873 shares of unregistered Common Stock. The shares of Senior Preferred Convertible Stock vote on an as-converted basis. In addition, UBS Capital owns (i) 3,677 shares of non-voting Series B Convertible Preferred Stock, which is convertible into 565,692 shares of Common Stock, (ii) a warrant to purchase up to 2,050 shares of non-voting Series C Convertible Preferred Stock or 315,385 shares of Series D Non-Voting Convertible Preferred Stock or any combination thereof up to a maximum aggregate purchase price of $2,050,000 and (iii) a warrant to purchase up to 282,353 shares of Series D Non-Voting Convertible Preferred Stock.

(4)  Based on a schedule 13F filed by Galleon Group LP on February 6, 2004.

(5) Includes 466,650 shares issuable upon the exercise of options that are currently exercisable or will become issuable pursuant to options exercisable within 60 days after March 1, 2004.

(6) Includes 175,370 shares issuable upon the exercise of options that are currently exercisable or will become issuable pursuant to options exercisable within 60 days after March 1, 2004.

(7) Includes 62,750 shares issuable upon the exercise of options that are currently exercisable or will become issuable pursuant to options exercisable within 60 days after March 1, 2004.

(8) Includes 63,635 shares issuable upon the exercise of options that are currently exercisable or will become issuable pursuant to options exercisable within 60 days after March 1, 2004.

(9) Includes 13,000 shares issuable upon the exercise of options that are currently exercisable or will become issuable pursuant to options exercisable within 60 days after March 1, 2004. Ms. Champsi is affiliated with Alta Partners II, Inc. and she disclaims beneficial ownership of any shares of Common Stock beneficially owned by Alta Partners II, Inc. and its affiliates.

(10) Includes 28,000 shares issuable upon the exercise of options that are currently exercisable or will become issuable pursuant to options exercisable within 60 days after March 1, 2004.

(11) Includes 13,000 shares issuable upon the exercise of options that are currently exercisable or will become issuable pursuant to options exercisable within 60 days after March 1, 2004.

(12) Includes 28,000 shares issuable upon the exercise of options that are currently exercisable or will become issuable pursuant to options exercisable within 60 days after March 1, 2004.

(13) Includes 58,000 shares issuable upon the exercise of options that are currently exercisable or will become issuable pursuant to options exercisable within 60 days after March 1, 2004.

(14) Includes 1,054,765 shares that may be acquired within 60 days of March 1, 2004 through the exercise of options by all executive officers and directors as a group.

                                   PROPOSAL 1:
                              ELECTION OF DIRECTORS

NOMINEES FOR ELECTION AS DIRECTORS
         The business and affairs of the Company are managed under the direction of its Board of Directors, which is presently comprised of six members. Six directors have been nominated for election to the Company's Board of Directors at the Annual Meeting, to hold office until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified. Dr. W. Leigh Thompson resigned as a director of the Company in July 2002. This resignation created a vacancy on the Board of Directors that the Board of Directors has determined not to fill at this time. The Board of Directors is continuing to look for a qualified and appropriate Director to fill this vacancy. Proxies cannot be voted for more than the six persons.

         The Company's incumbent directors, John Howell Bullion, Farah M. Champsi, Michael Greene, Thomas B. King, Julius A. Vida, Ph.D. and William M. Wardell, M.D., Ph.D., have been nominated for election at the Annual Meeting. Each of Messrs. Bullion, Greene, King and Drs. Vida, Wardell and Ms. Champsi have indicated a willingness to serve, but in case any of them is not a candidate at the Annual Meeting, the persons named as proxies in the enclosed form of proxy may vote for a substitute nominee in their discretion. Information concerning the director nominees is set forth below.

         JOHN HOWELL BULLION. Mr. Bullion has served as a Director of the Company since 1994. Mr. Bullion, 52, has been Chief Executive Officer of the Company since June 1994 and Chairman of the Board of Directors since December 30, 1998. Mr. Bullion is a co-founder of Chronimed Inc., the company from which Orphan Medical, Inc. was spun off in 1994. Prior to joining the Company, Mr. Bullion served as President of Bluestem Partners, an investment and consulting company, President of Dahl & Associates, a soil and ground water remediation company and President of Concurrent Knowledge Systems, Inc., a software development company. Mr. Bullion also served as partner and Vice President with First Bank System Venture Capital Company for seven years.

         MICHAEL GREENE. Mr. Greene, 41, has served as a Director of the Company since August 1998. Mr. Greene is a founding partner of UBS Capital Americas, LLC, a private investment fund. Prior to the formation of UBS Capital Americas, LLC in 1999, Mr. Greene was a partner at UBS Capital LLC, a predecessor entity to UBS Capital Americas, LLC since 1993. Mr. Greene was a senior member of Union Bank of Switzerland's Leverage Finance Group from 1990 to 1992. Mr. Greene is a graduate of the College of Holy Cross and earned an M.B.A. from the Harvard University Graduate School of Business Administration. Mr. Greene also serves as a Director for TravelCenters of America, Inc., Affordable Residential Communities, Inc., and several private companies.

         JULIUS A. VIDA, PH.D. Dr. Vida, 75, has been a Director of the Company since October 1998. Dr. Vida is the President of Vida International Pharmaceutical Consultants, which was founded in 1993. Dr. Vida also serves as a director for Medarex, Inc., Spectrum Pharmaceuticals, Inc. and YM Bioscience, Inc. (Canada). Past employment includes over 15 years experience with Bristol Myers Squibb Co., last serving as Vice President, Business Development, Licensing and Strategic Planning from 1991 to 1993. Dr. Vida earned his Ph.D. from the Carnegie Institute of Technology and his M.B.A. from Columbia University.

         WILLIAM M. WARDELL, M.D., PH.D. Dr. Wardell, 65, has been a Director of the Company since August 1995. Since June 2000, Dr. Wardell has been the President of Wardell Associates International, a pharmaceutical consulting firm. Dr. Wardell previously served as President of Wardell Associates International from January 1995 to January 1996. From January 1996 to June 2000, Dr. Wardell served as Senior Scientific Officer for Covance, Inc. (formerly Corning-Besselaar), a contract research organization. Dr. Wardell also serves as a director for PharMetrics, Inc. and PhytoCeutica, Inc. Prior to 1995, Dr. Wardell served as President of Protein Engineering Corporation, a privately held biotechnology company. Prior to joining Protein Engineering Corporation, Dr. Wardell was Senior Vice President of the Parke-Davis Pharmaceutical Research Division of Warner Lambert Company. From 1983 to 1991, Dr. Wardell was Vice President/Medical Director of Boehringer Ingelheim Pharmaceuticals, Inc. and was a member of Boehringer Ingelheim's International Steering and Medical Committees, which had responsibility for worldwide research, development, clinical and regulatory programs. Prior to entering the pharmaceutical industry, Dr. Wardell was Associate Professor of Pharmacology and Toxiology and Assistant Professor of Medicine at the University of Rochester Medical Center. Dr. Wardell has also been a Commissioner of the Pharmaceutical Manufacturers Association's Commission on Drugs for Rare Diseases, and a Vice President and Board member of the American Society for Clinical Pharmacology and Therapeutics.

         THOMAS B. KING. Mr. King, 49, has been a Director of the Company since February 26, 2002. Since 2003, Mr King has served as President, CEO, and Director of Alexza MDC, a privately-held biopharmaceutical company developing products with faster onset of therapeutic effect. From 2002 - 2003, Mr. King was President, CEO and a Director of Cognetix, Inc., and held similar positions with Anesta Corp. from January 1994 until 2001, when Anesta was acquired by Cephalon, Inc. He was employed by Somatogen, Inc. from 1990 to 1994 as Vice President of Marketing and Business Development. He was Director of the Cardiovascular Business Unit at Abbott Laboratories from 1988 to 1989, and held various marketing and business development positions at Anaquest, a division of BOC HealthCare, from 1982 to 1987. Mr. King received an undergraduate degree in chemistry from McPherson College in 1977 and an MBA in finance and marketing from the University of Kansas in 1982. Mr. King also serves as a member of the Board of Directors of ProQuest Pharmaceuticals, Inc.

         FARAH H. CHAMPSI. Ms. Champsi, 42, has been a Director of the Company since December 7, 2001. Ms. Champsi is a managing director of Alta Partners, a venture capital firm located in San Francisco, California since May, 2000. Ms. Champsi was an investment banker at Robertson Stephens & Company, between May 1987 and December 1999, where she was elected a general partner in 1992 and the head of life sciences investment banking in 1995. She holds an M.B.A. from Stanford University and a B.A. from Smith College. Ms. Champsi serves on the board of Cytokinetics, Incorporated., Renovis, Inc. and Myocor, Inc.

BOARD RECOMMENDATION AND REQUIRED STOCKHOLDER VOTE
         The affirmative vote of a majority of the shares of Voting Stock present and entitled to vote at the Annual Meeting is necessary to elect the nominees for director. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF MESSRS. BULLION, GREENE AND KING AND DRS. VIDA AND WARDELL AND MS. CHAMPSI.

COMPENSATION OF DIRECTORS
         Directors who are not employees of the Company receive $10,000 annually for serving on the Board of Directors. In addition, directors who are not employees receive $1,000 for each meeting, $500 for each telephone meeting and $250 for committee meetings. Directors are also reimbursed for out-of-pocket expenses incurred in attending Board of Directors' and committee meetings.

         In addition, pursuant to the Company's 1994 Stock Option Plan (the "Stock Plan"), each new non-employee director receives an option to purchase 25,000 shares of Company common stock on the date of such director's initial election to the Board of Directors. Each option has an exercise price equal to the fair market value of the Company's Common Stock on the date of grant, with 5,000 shares vesting immediately and the remaining 20,000 shares vesting over a four-year period in 5,000 share increments. Each option has a term of ten years. Upon re-election to the Board, each non-employee director is entitled to receive an option to purchase 5,000 shares with 1,000 shares vesting immediately and the remaining 4,000 shares vesting over a four year period in 1,000 share increments. Each option has a term of ten years. In fiscal 2002, Ms. Champsi and Mr. King received an option to purchase 25,000 shares upon being named to the Company's Board of Directors. Upon re-election to the Board of Directors in May 2002, all non-employee directors received an option to purchase 5,000 shares of the Company's common stock.

SHAREHOLDER COMMUNICATIONS WITH BOARD

         The Board of Directors has implemented a process by which our shareholders may send written communications to the Board's attention. Any shareholder desiring to communicate with our Board, or one or more of our directors, may send a letter addressed to the Orphan Medical Inc. Board of Directors c/o Orphan Medical Inc. Corporate Secretary, 13911 Ridgedale Drive, #250, Minnetonka, MN. The Corporate Secretary has been instructed by the Board to promptly forward all communications so received to the full Board or the individual Board members specifically addressed in the communication.

NOMINATIONS
         Our Nominating Committee is the standing committee responsible for determining the slate of director nominees for election by shareholders, which the committee recommends for consideration by the Board. A copy of our Nominating Committee Charter is available on our corporate website at www.orphan.com. All director nominees approved by the Board and all individuals appointed to fill vacancies created between our annual meetings of shareholders are required to stand for election by our shareholders at the next annual meeting.

         Our Nominating Committee has the options to utilize the services of a third-party search firm to assist in the identification and evaluation of Board member candidates. No such third-party search firm was utilized in 2003.

         Our Nominating Committee determines the required selection criteria and qualifications of director nominees based upon the needs of the Company at the time nominees are considered. Minimum criteria for director nominees are set forth in [our Corporate Nominating Principles]. A candidate must possess the ability to apply good business judgment and must be in a position to properly exercise his or her duties of loyalty and care. Candidates should also exhibit proven leadership capabilities, high integrity and experience with a high level of responsibilities within their chosen fields, and have the ability to quickly grasp complex principles of business, finance and communications technologies. In general, candidates will be preferred who hold an established executive level position in business, finance, law, education, research or government. The Nominating Committee will consider these criteria for nominees identified by the Committee, by shareholders, or through some other source. When current Board members are considered for nomination for reelection, the Nominating Committee also takes into consideration their prior Orphan Medical Inc. Board contributions, performance and meeting attendance records.

         The Nominating Committee will consider qualified candidates for possible nomination that are submitted by our shareholders. Shareholders wishing to make such a submission may do so by sending the following information to the Nominating Committee c/o Corporate Secretary at the address listed above: (1) name of the candidate and a brief biographical sketch and resume; (2) contact information for the candidate and a document evidencing the candidate's willingness to serve as a director if elected; and (3) a signed statement as to the submitting shareholder's current status as a shareholder and the number of shares currently held.

         The Nominating Committee conducts a process of making a preliminary assessment of each proposed nominee based upon the resume and biographical information, an indication of the individual's willingness to serve and other background information. This information is evaluated against the criteria set forth above and the specific needs of the Company at that time. Based upon a preliminary assessment of the candidate(s), those who appear best suited to meet the needs of the Company may be invited to participate in a series of interviews, which are used as a further means of evaluating potential candidates. On the basis of information learned during this process, the Nominating Committee determines which nominee(s) to recommend to the Board to submit for election at the next annual meeting. The Nominating Committee uses the same process for evaluating all nominees, regardless of the original source of the nomination.

         No candidates for director nominations were submitted to the Nominating Committee by any shareholder in connection with the 2004 annual meeting. Any shareholders desiring to present a nomination for consideration by the Nominating Committee prior to our 2005 annual meeting must do so prior to December 31, 2004 in order to provide adequate time to duly consider the nominee and comply with our bylaws.

MEETING ATTENDANCE

         Each of our directors is expected to make a reasonable effort to attend all meetings of the Board, applicable committee meetings and our annual meeting of shareholders. One of our directors attended our 2003 annual meeting.

         During fiscal 2003, the Board of Directors held 10 meetings. Each director attended at least 75% of the aggregate of the total number of meetings of the Board plus the total number of meetings of all committees of the Board on which he or she served.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES
         The Audit Committee consists of Mr. Greene, Dr. Vida and Ms. Champsi, each of whom the Board of Directors has determined to be "independent" as defined by the rules of the National Association of Securities Dealers' listing standards. The Board of Directors has determined that Mr. Greene is an audit committee financial expert as defined in the applicable securities laws and regulations. The Audit Committee's function is to review and make recommendations to the Board of Directors with respect to certain financial and accounting matters. The Audit Committee met 4 times during 2003. The Board of Directors approved a written audit committee charter, a copy of which is attached as Appendix A

         The Compensation Committee consists of Dr. Wardell, Mr. King and Ms. Champsi. The Compensation Committee's function is to review and make certain determinations with respect to matters concerning the compensation of employees, officers and directors. The Compensation Committee met 1 time during 2003.

         The Regulatory Oversight Committee consists of Dr. Wardell and, prior to his resignation in July 2002, also consisted of Dr. W. Leigh Thompson. The Regulatory Oversight Committee's function is to keep the Board informed on matters pertaining to regulatory compliance. The Regulatory Oversight Committee met 1 time during 2003.

         The Nominating Committee consists of Dr. Wardell, Mr. King and Ms. Champsi. The Committee is responsible for determining the slate of director nominees for election by shareholders, which the committee recommends for consideration by the Board. The Nominating Committee Charter was approved by and the members of the Nominating Committee were appointed by the Board of Directors in 2004; therefore, the Nominating Committee did not meet in 2003.

         The Board of Directors has also established an Advisory Board consisting of eight individuals that advise the Company with respect to the planning or execution of its product acquisition and development programs. Each of the members of the Advisory Board has development or marketing expertise with respect to products under development by the Company. Members of the Advisory Board provide services to the Company on a nonexclusive basis and do not meet on a formal or regular basis. The Company consults with one or more members of the Advisory Board from time to time by means of meetings or telephone conference calls.

ETHICS POLICY
         We have adopted a Ethics Policy that applies to our Chief Executive Officer, Chief Financial Officer, and all other employees. A copy of our Ethics Policy will be furnished free of charge to any person who submits a written request for it. Such request should be sent to Orphan Medical, Inc., 13911 Ridgedale Drive, Suite 250, Minnetonka, Minnesota 55305, Attention: Chief Financial Officer.

                             EXECUTIVE COMPENSATION


                        REPORT OF COMPENSATION COMMITTEE

COMPENSATION PHILOSOPHY
         The Compensation Committee determines the policies for and structure and amount of all compensation for the Board of Directors and the executive officers of the Company, including the Chief Executive Officer. The Compensation Committee is composed entirely of directors who are not employees of the Company. The Compensation Committee's primary objectives are to:

   o Provide compensation that will attract, retain and motivate high-caliber executives;

   o     Motivate officers to achieve important Company performance goals; and

   o Align the interests of the executive officers with those of the Company's stockholders.

         The Company has a "pay for performance" compensation program designed to motivate and reward executives for attaining financial and strategic objectives essential to the Company's success and continued growth while at the same time allowing the Company to attract, retain and motivate high-caliber executives. The Company's practice is to work with the Compensation Committee to establish annual Company financial performance targets and individual performance goals for each executive officer at the outset of each year, and to pay bonuses based on performance against these pre-established targets and goals. Base salaries for the Company's executive officers are generally average in comparison to executive officer salaries paid by comparable peer companies. Through the bonus program, the Company's executive officers have an opportunity to earn above average compensation as compared to comparable peer companies.

         An additional aspect of the Company's compensation program is the use of stock options. Through the use of stock based incentives, the Company believes that an executive officer's interests will be aligned with the long-term interests of the Company's stockholders. Executive officers are, thereby, given an incentive to not only meet their annual performance objectives, but also to achieve longer term strategic goals.

         The following discussion describes the key components of the compensation program. The Compensation Committee retains the right to consider factors other than those described below in setting executive compensation levels for individual officers.

EXECUTIVE OFFICER COMPENSATION PROGRAM
         The key components of the Company's compensation program for its executive officers are (a) base salary, (b) annual cash bonus compensation and
(c) long-term incentive compensation in the form of stock options.

BASE SALARY
         The Chief Executive Officer annually reviews the base salary of each executive officer and makes recommendations to the Compensation Committee regarding the base salaries for the executive officers (other than the Chief Executive Officer). In determining base salaries, the Compensation Committee takes into account individual experience and performance, performance during the preceding 12 months, salary levels for similar positions at comparable peer companies and other issues particular to the Company. Salaries for the Company's executive officers are generally at the mid-point of the range when compared to salaries paid by comparable peer companies.

ANNUAL CASH BONUS COMPENSATION
         The Compensation Committee did not award cash bonuses to any executive officers and did award cash bonuses to non-executive officer employees in recognition of achieving predetermined Company financial and operational objectives in fiscal 2003, which generally included optimization of revenues and gross margins and minimizing operational losses, and achieving individual performance goals. Executive officers were entitled to receive a cash bonus for achievement of either the Company's financial and performance objectives or achievement of personal performance goals, or a combination of both.

LONG TERM INCENTIVE PROGRAM
         Stock options are granted to executive officers under the Company's 1994 Stock Option Plan (the "Stock Plan"). The purposes of the Stock Plan are to attract, retain and motivate personnel capable of assuring the future success of the Company by affording them an opportunity to acquire an ownership interest in the Company and to align executive officer compensation directly with the creation of stockholder value.

         The Stock Plan authorizes the Compensation Committee to grant stock options to executives and other key employees. When making option grant determinations, the Compensation Committee considers the recommendation of the Chief Executive Officer, an individual's performance and the Company's overall performance, as well as option grants to executives made by comparable peer companies. When determining the size of an option grant, the Compensation Committee takes into account a number of factors, including levels of options granted by comparable peer companies and the number of options already outstanding or previously granted.

         The Compensation Committee's policy is to not grant stock options annually, but to review each individual's performance and option position on an annual basis. All of the Company's outstanding stock options were granted at an exercise price equal to the fair market value of the Common Stock on the date of grant. Options granted under the Stock Plan have a term of ten years for incentive stock options and 15 years for nonqualified stock options, and generally vest ratably over a four-year period. Executive officers will only benefit from stock options if, at the time the options are exercised, the price of the Common Stock has appreciated over its price on the date of the stock option grant.

         In fiscal 2003, Mr. Bullion was granted an option to purchase 35,000 shares at $10.46 per share and an option to purchase 35,000 shares at $8.90 per share; Dr. Houghton was granted an option to purchase 25,000 shares at $10.46 per share and an option to purchase 25,000 at $8.90 per share; Mr. Perrin was granted an option to purchase 25,000 shares at $10.46 per share and an option to purchase 25,000 shares at $8.90 per share; Mr. McGrath was granted an option to purchase 12,000 shares at $10.46 per share and an option to purchase 12,000 shares at $8.90 per share.

         The Company is seeking stockholder approval of a new stock incentive plan. See "Proposal 2: Approval of 2004 Orphan Medical, Inc. Stock Incentive Plan" in this Proxy Statement.

CHIEF EXECUTIVE OFFICER COMPENSATION

         BASE SALARY AND ANNUAL BONUS COMPENSATION
         Effective October 29, 1999, Mr. John Bullion, Chief Executive Officer, entered into an employment agreement with the Company that provides for an annual base salary of $200,000 in fiscal 2001 and 2002. In February 2002, the Compensation Committee increased Mr. Bullion's 2002 annual base salary to $225,000. Effective January 1, 2003, Mr. Bullion's salary was increased to $275,000.

         Mr. Bullion's annual base salary and annual bonus compensation are set by the Compensation Committee, taking into account such factors as the Company's financial performance, Mr. Bullion's leadership within the Company, his performance with respect to personal performance goals, his pay in relation to the pay of chief executive officers at comparable peer companies and the Compensation Committee's overall compensation philosophy.

         The Compensation Committee did not award Mr. Bullion a cash bonus for his performance in fiscal 2003.

         STOCK OPTION AWARDS
         In fiscal 2003, the Compensation Committee approved option grants to Mr. Bullion to purchase 70,000 shares of common stock.

Farah H. Champsi (Chairperson)
William M. Wardell, M.D., Ph.D.
Thomas B. King
Members of the Compensation Committee

SUMMARY COMPENSATION TABLE
         The following table sets forth the cash and non-cash compensation for the three fiscal years ended December 31, 2003, awarded to or earned by the Chief Executive Officer and all other executive officers of the Company.

                                                                            Long-Term
                                                       Annual              Compensation
                                                     Compensation             Awards
                                                ----------------------     ------------
                                                                            Securities         All Other
                                   Fiscal                                   Underlying       Compensation
  Name and Principal Position       Year        Salary ($)   Bonus ($)       Options #         ($) (4)
  ---------------------------     --------      ----------   ---------     ------------      ------------
John Howell Bullion                 2003          275,000      99,397(1)            -            884
  Chairman of the Board, Chief      2002          220,655                           -            803
     Executive Officer and          2001          200,000     109,635(2)       29,833            500
Secretary                                                           -

William Houghton, M.D.              2003          295,000           -               -          8,884
  Executive Vice President,         2002          281,551     112,621               -          2,102
    Chief Scientific and Chief      2001          256,938     128,131          17,700          7,688(5)
    Medical Officer

Mark D Perrin (3)                   2003          270,000           -               -            884
  Executive Vice President and      2002          154,277      61,784         125,000            397
      Chief Commercial Officer

Timothy G. McGrath                  2003          180,000           -               -            869
  Vice President and Chief          2002          161,042      56,365               -            444
    Financial Officer               2001          142,917      27,592           6,600            419

     (1) Includes cash bonus paid top named executive for performance for the fiscal year ended December 31, 2002.
     (2) Includes $60,000 cash bonus paid to named executive officer for his performance in the fiscal year ending December 31, 2000.
     (3)  Mr. Perrin joined the Company on May 21, 2002.
     (4) Except as indicated below, includes amounts paid for group term life insurance paid for each executive, ($288 for Mr. Bullion and Mr. Perrin, and $273 for Mr. McGrath) and disability insurance paid for each executive, ($320 for Mr. Bullion and Mr. McGrath and $187 for Mr. Perrin) for the fiscal year ending December 31, 2003. Also includes amounts paid for group term life and disability insurance paid for Mr. Bullion and Mr. McGrath for the fiscal years ended December 31, 2002 and 2001. Also includes amounts paid for group term life insurance and disability insurance paid for Mr. Perrin for the fiscal year ended December 31, 2002.
     (5) Includes disability insurance ($596), group term life insurance ($288), and travel expenses per the terms of employment for the year ended December 31, 2003. Includes disability insurance, group term life insurance and travel expenses per terms of employment for the year ended December 31, 2002. Includes group term life insurance, disability insurance, and travel expenses paid per terms of employment for the fiscal year ended December 31, 2001.

OPTION GRANTS IN LAST FISCAL YEAR
          The following table sets forth information regarding grants of stock options to each of the executive officers named in the Summary Compensation Table during fiscal 2003. The percentage of total options set forth below is based on an aggregate of 525,925 options granted to employees during fiscal 2003. All options were granted with an exercise price equal to the closing price of the Company's common stock on the Nasdaq National Market on the date of grant. Potential realizable values are net of exercise price, but before taxes associated with exercise. Amounts representing hypothetical gains are those that could be achieved for the options if exercised at the end of the option term. The assumed 5% and 10% rates of stock price appreciation are provided in accordance with rules of the Securities and Exchange Commission based on the fair market value of the stock at the time of option grant, and do not represent our estimate or projection of the future stock price.

OPTION GRANTS IN FISCAL YEAR ENDED DECEMBER 31, 2003

                 EFFECTIVE
                   GRANT            EXPIRATION             % OF         EXERCISE         VALUE         VALUE
                   DATE               DATE        TOTAL    (A)           PRICE            @ 5%         @ 10%
               -----------------------------------------------------------------------------------------------
Bullion        (1) 2/12/2003        2/12/2013     35,000   6.60%        $10.4600        230,238       583,469
                (2) 6/9/2003         6/9/2013     35,000   6.60%         $8.9000        195,901       496,451

Houghton       (1) 2/12/2003        2/12/2013     25,000   4.72%        $10.4600        164,456       416,764
                (2) 6/9/2003         6/9/2013     25,000   4.72%         $8.9000        139,929       354,608

Perrin         (1) 2/12/2003        2/12/2013     25,000   4.72%        $10.4600        164,456       416,764
                (2) 6/9/2003         6/9/2013     25,000   4.72%         $8.9000        139,929       354,608

McGrath        (1) 2/12/2003        2/12/2013     12,000   2.26%        $10.4600         78,939       200,047
                (2) 6/9/2003         6/9/2013     12,000   2.26%         $8.9000         67,166       170,212

                                             -----------------------             -----------------------------
  Totals                                         194,000  36.61%                      1,181,014     2,992,921

-----------------------------
(1) All such options were granted February 12, 2003 under the Company's 1994 Stock Plan. All options vest 20% on the grant date and 20% on each of the following four anniversaries of the grant date and are exercisable in full after the end of four years of continued employment. In the event the Company would consolidate with, merge into, or transfer all or substantially all of its assets to another corporation, then all options granted under this plan become immediately exercisable. The option exercise price is not adjustable over the 10-year term of the options except due to stock splits and similar occurrences affecting all outstanding stock.

(2) All such options were granted June 9, 2003 under the Company's 1994 Stock Plan. All options vest 100% on the first anniversary of the grant date. In the event the Company would consolidate with, merge into, or transfer all or substantially all of its assets to another corporation, then all options granted under this plan become immediately exercisable. The option exercise price is not adjustable over the 10-year term of the options except due to stock splits and similar occurrences affecting all outstanding stock.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION
VALUES
         The following table summarizes stock option exercises in 2003 by the executive officers named in the "Summary Compensation Table" above and the value of options held by such persons at December 31, 2003.

                                                                   Number of options held at      Value of options held at
                          Shares Acquired on    Value Realized         December 31, 2003             December 31, 2003
                               Exercise              ($)          (Exercisable/Unexercisable)   (Exercisable/Unexercisable)
                                                                                                            (1)
John Howell Bullion                0                  0                 466,650/97,183               $2,104,643/$62,077
William Houghton                   0                  0                 175,730/79,580                 442,538/53,100
Mark Perrin                        0                  0                 62,750/131,000                 37,308/86,730
Timothy McGrath                    0                  0                  63,635/32,940                 159,856/13,500

-----------------------------
(1) "Value" is based upon the difference between the per share option exercise price and the last sale price per share of the Common Stock on December 31, 2003, which was $10.25.

EMPLOYMENT AGREEMENTS
         An employment agreement between the Company and John Howell Bullion, Chief Executive Officer, was executed on October 29, 1999. The agreement commenced October 20, 1999 and continues for a three-year period. At the end of the three-year period, the agreement will automatically renew for successive two-year periods, unless terminated by either party in accordance with the terms of the agreement. The employment agreement automatically terminates upon the mutual agreement of the parties, upon Mr. Bullion's death, or if Mr. Bullion is disabled for a continuous nine-month period. Mr. Bullion's employment agreement provides for an annual base salary of $180,000 for the calendar year 2000 and $200,000 for calendar years 2001 and 2002. In February 2002, the Compensation Committee increased Mr. Bullion's 2002 annual base salary to $225,000, and effective January 1, 2003, the Compensation Committee increased Mr. Bullion's 2003 annual base salary to $275,000. Mr. Bullion may terminate his employment at any time upon 90 days written notice to the Company, in which case he will receive his base salary and accrued vacation and sick pay through the date of termination.

         The Company may terminate Mr. Bullion's employment at any time for good cause. The employment agreement defines good cause as willful and continued failure by Mr. Bullion to substantially perform his duties, or willful misconduct by Mr. Bullion that is materially injurious to the Company. If the Company terminates Mr. Bullion for cause, Mr. Bullion will receive his base salary and accrued vacation and sick pay through the date of termination. If the Company terminates Mr. Bullion without cause, the employment agreement provides that Mr. Bullion will receive one year's salary, a bonus equal to the average bonus paid to him in the most recent two fiscal years, all accrued vacation and sick pay. In addition, upon a termination without cause, all of Mr. Bullion's unvested options will immediately vest and he will be entitled to participate in the Company's benefit plans for a two year period, which includes continued payment by the Company of Mr. Bullion's health, life and disability insurance premiums for that period. The employment agreement provides that Mr. Bullion may treat a material change in his position, duties or location of employment as a termination by the Company without cause. Mr. Bullion may also treat termination of his employment upon one year's advance notice by the Company as a termination without cause.

         The employment agreement also provides for payments to Mr. Bullion if the Company terminates him within 120 days of the effective date of a change in control of the Company. In such event, Mr. Bullion will receive two years' base salary, all accrued vacation and sick pay as of the date of termination and the Company will continue to pay his health, life and disability insurance premiums for two years. The Company may offset severance payments to Mr. Bullion by amounts Mr. Bullion receives from other full-time employment during the two year-period following his termination.

CHANGE IN CONTROL ARRANGEMENTS
         The Company has entered into agreements with its executive officers providing for the payment of certain benefits to the officers if their employment terminates following a "change in control" of the Company. The agreements provide for payment of benefits if an officer's employment is terminated within the 12 months following a change in control if the officer was terminated without cause, required to relocate or required to accept less pay or less responsibility. The formula and payout for the benefits under the change in control agreement is the highest annual salary and incentive payment within the last two years divided by 12 multiplied by the following number of months for the officers: Dr. Houghton, 18 months; Mr. Perrin, 18 months; and Mr. McGrath, 12 months.

COMPARATIVE STOCK PERFORMANCE
         The graph below compares the cumulative total return on the Company's Common Stock for the last five fiscal years with the cumulative total return of the NASDAQ Total Return Index (U.S. Companies) and the NASDAQ Pharmaceutical Stock Index for the same period. The graph assumes the investment of $100 on December 31, 1998, in the Company's Common Stock, the NASDAQ Total Return Index and the NASDAQ Pharmaceutical Stock Index and reinvestment of all dividends.

                                  [LINE GRAPH]

                                               NASDAQ Stock Market       NASDAQ Pharmaceutical
                     Orphan Medical, Inc.       Total Return Index         Total Return Index
                    ------------------------------------------------------------------------------
    12/31/1998              100.00                    100.00                     100.00
    12/31/1999               66.94                    185.43                     188.55
    12/29/2000              272.29                    111.83                     235.19
    12/31/2001               93.10                     88.71                     200.45
    12/31/2002               66.92                     61.33                     129.52
    12/31/2003              116.48                     91.70                     189.85

EQUITY COMPENSATION PLAN INFORMATION
         The following table summarizes information as of December 31, 2003 relating to equity compensation plans of the Company pursuant to which grants of options, restricted stock, or other rights to acquire shares may be granted from time to time. As of December 31, 2003, the Company had no equity compensation plans that were not approved by security holders.

                                                                                             (c) Number of
                                                                                          securities remaining
                                 (a) Number of                                            available for future
                                 securities to be                                            issuance under
                               issued upon exercise         (b) Weighted-average          equity compensation
                                  of outstanding              exercise price of             plans (excluding
                                 options, warrants           outstanding options,         securities reflected
Plan Category                       and rights               warrants and rights             in column (a))
--------------------------    ------------------------    -------------------------    ------------------------
Equity Compensation
plans approved by
security holders.........            2,131,796                      $8.14                          833,382


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's directors, executive officers and persons who beneficially own more than 10% of a class of the Voting Stock of the Company, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of the Company's Voting Stock and other equity securities. Executive officers, directors and greater-than-10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file.

         The Company is required to disclose in this Proxy Statement any delinquent filing of such reports and any failure to file such reports during fiscal year 2003. Based solely upon a review of the forms filed by the Company's executive officers, directors and greater-than-10% stockholders, and written representations from such reporting persons, the Company believes that during the fiscal year ended December 31, 2003 all Section 16(a) filing requirements applicable to its executive officers, directors and greater-than-10% stockholders were filed on a timely basis.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         None.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The compensation committee members are Dr. Wardell, Mr. King and Ms. Champsi. No member of the compensation committee during the 2003 fiscal year was an officer or employee of the Company, nor formerly an officer of the Company.

                                   PROPOSAL 2:
           APPROVAL OF 2004 ORPHAN MEDICAL, INC. STOCK INCENTIVE PLAN

         The Company believes that stock options are an important element of compensation in attracting and retaining executives, other key employees and outside directors, and in motivating and retaining skilled management personnel and outside directors. Generally, the consideration to be received by the Company for awards under the 2004 Stock Incentive Plan ("Stock Incentive Plan") will be the participants' past, present or expected future contributions to the success of the Company. The Stock Incentive Plan was adopted by the Board of Directors of the Company (the "Board") on April 27, 2004 and provides for the issuance of 2,250,000 shares of the Company's Common Stock. The Stock Incentive Plan is attached as Appendix B.

         The April 27, 2004 adoption of the Stock Incentive Plan by the Board is subject to approval by the Company's stockholders at the Annual Meeting. If the stockholders fail to approve the amendment at the Annual Meeting, the Company believes it will be constrained in its ability to attract and retain executives, other key employees and outside directors, and in motivating and retaining skilled management personnel and outside directors necessary for the Company's success. Except for annual option grants to non-employee directors, the number of options that will be granted to individual participants under the amended Stock Incentive Plan is not determinable, as the Compensation Committee will make such determinations in its sole discretion.

SUMMARY OF THE STOCK INCENTIVE PLAN
          The Stock Incentive Plan provides for the grant of options to purchase shares of Common Stock, stock appreciation rights, and restricted stock, performance awards, dividend equivalents, and other stock awards to any director, full-time or part-time employee of, any consultant or any independent contractor providing services to the Company. Incentive stock options shall only be granted to full-time or part-time employees of the Company. Options granted under the Stock Incentive Plan to full or part-time employees may qualify as incentive stock options under the Internal Revenue Code (the "Code") or may be non-incentive stock options. Options granted to persons who are not full-time or part-time employees of the Company may not qualify as incentive stock options under the Code.

         The Stock Incentive Plan is administered by the Compensation Committee, which is comprised solely of non-employee directors selected by the Board. The Compensation Committee has the authority to: (i) designate participants;
(ii) determine the type or types of awards to be granted to each participant under the Stock Incentive Plan; (iii) determine the number of shares to be covered by (or the method by which payments or other rights are to be determined in connection with) each award; (iv) determine the terms and conditions of any award or award agreement; (v) amend the terms and conditions of any award or award agreement and accelerate the exercisability of any option or waive any restrictions relating to any award; (vi) determine whether, to what extent and under what circumstances awards may be exercised in cash, shares, other securities, other awards or other property, or canceled, forfeited or suspended;
(vii) determine whether, to what extent and under what circumstances cash, shares, other securities, other awards, other property and other amounts payable with respect to an award under the Stock Incentive Plan shall be deferred either automatically or at the election of the holder thereof or the Compensation Committee; (viii) interpret and administer the Stock Incentive Plan and any instrument or agreement, including an award agreement, relating to the Stock Incentive Plan; (ix) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Stock Incentive Plan; and (x) make any other determination and take any other action that the Compensation Committee deems necessary or desirable for the administration of the Stock Incentive Plan. All designations, determinations, interpretations and other decisions under or with respect to the Stock Incentive Plan or any award shall be within the sole discretion of the Compensation Committee, may be made at any time and shall be final, conclusive and binding upon any eligible person and any holder or beneficiary of any award, subject to the exclusive authority of the Board of Directors to amend or terminate the Stock Incentive Plan. The Stock Incentive Plan terminates on April 27, 2014, and no options may be granted after that date.

         The exercise price of an incentive option granted under the Stock Incentive Plan may not be less than the fair market value of the Common Stock on the date the option is granted. If a proposed optionee owns more than 10% of the Company's Common Stock, any incentive stock option granted to such optionee must have an exercise price not less than 110% of the then fair market value. The exercise price of any non-incentive stock option granted under the Stock Incentive Plan is determined by the Compensation Committee. The term of each incentive stock option is determined by the Compensation Committee, but may not exceed 10 years from the date of grant. A person who has been granted an option under the Stock Incentive Plan may be granted additional options, but to the extent the aggregate fair market value (determined at the time the option is granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by such person during any calendar year exceeds $100,000, such options will be treated as options that do not qualify as incentive stock options. Options granted under the Stock Incentive Plan are not transferable except in limited circumstances. Options that qualify as incentive stock options may be transferred only upon the death of the option holder, either by will or by the laws of intestate succession. Options that do not qualify as incentive stock options may be transferred to the option holder's blood or adoptive children, or upon the death of the option holder, either by will or the laws of intestate succession.

         The Board may amend or discontinue the Stock Incentive Plan or any portion thereof at anytime. However, the Board may not thereby alter or impair any outstanding option without the consent of the holder of the option. The Board may amend the Stock Incentive Plan to increase the number of shares of Common Stock that will be available for issuance under the Stock Incentive Plan, and make certain other amendments to the Stock Incentive Plan, only with stockholder approval. Options outstanding at the time the Stock Incentive Plan is terminated will continue to be exercisable in accordance with their respective terms.

FEDERAL INCOME TAX CONSEQUENCES
         This discussion sets forth only general federal tax principles affecting options which may be granted under the Stock Incentive Plan. Special rules may apply to option holders who are subject to Section 16 of the Securities Exchange Act of 1934, as amended.

         Under current federal income tax law, there are no federal income tax consequences to the Company or the option holder upon the granting of an option.

         An option holder who exercises an incentive stock option will not recognize income at the time of exercise for purposes of the regular income tax (although such option holder will realize income at such time for purposes of the alternative minimum tax in an amount equal to the amount by which the fair market value of the Common Stock received by the option holder exceeds the option price paid). The Company will not be entitled to a tax deduction at the time of exercise of an incentive stock option. If the option holder holds shares of Common Stock received upon exercise of an incentive stock option for at least one year after exercise and two years from the date the incentive stock option was granted, then upon the sale of such shares the option holder will recognize long-term capital gain and no tax deduction will be allowed to the Company. If the option holder sells or otherwise disposes of shares of Common Stock received upon exercise of an incentive stock option before such holding period is satisfied, then the option holder will recognize ordinary income at the time of the disposition in an amount equal to the lesser of (1) the difference between the option price and the fair market value of the shares at the time the option was exercised, and (2) the difference between the option price and the amount realized upon the disposition of the shares. The option holder will recognize short-term or long-term capital gain, depending upon whether the holding period for such shares is less or more than one year, to the extent of any excess of the amount realized upon the disposition of the shares over the fair market value of the shares at the time of exercise of the option. Subject to the general rules concerning deductibility of compensation, the Company will be allowed a tax deduction in the amount that, and for its taxable year in which, the option holder recognizes ordinary income under the foregoing rules.

         Upon the exercise of an option which does not qualify as an incentive stock option, the option holder generally will recognize ordinary income equal to the difference between the exercise price and the fair market value of the shares on the date of exercise. Subject to the general rules concerning deductibility of compensation, the Company will be allowed a tax deduction in the amount that, and for its taxable year in which, the option holder recognizes ordinary income upon the exercise of a non-incentive stock option. The Stock Incentive Plan provides that, at the discretion of the Compensation Committee, an option holder may exercise an option by tendering shares of Common Stock owned by the option holder in payment of the exercise price. In that case generally no gain or loss will be recognized by the option holder with respect to the tendered shares, provided that if the tendered shares were acquired upon exercise of an incentive stock option, the option holder has held the tendered shares for the holding period required by the incentive stock option rules. In the case of an incentive stock option, no income will be recognized by the option holder upon the receipt of shares of Common Stock as a result of such an exercise. In the case of a non-incentive stock option, the option holder will recognize ordinary income as a result of such an exercise in an amount equal to the fair market value of that number of shares equal to the excess of the number of shares received upon exercise of the option over the number of shares tendered by the option holder.

BOARD RECOMMENDATION AND REQUIRED STOCKHOLDER VOTE
         The affirmative vote of a majority of the shares of Voting Stock represented at the Annual Meeting is required for approval of the 2004 Stock Incentive Plan. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE 2004 ORPHAN MEDICAL, INC. STOCK INCENTIVE PLAN.

                                   PROPOSAL 3:
                   APPROVAL OF INDEPENDENT PUBLIC ACCOUNTANTS

         The Audit Committee has appointed Ernst & Young LLP as independent public accountants for the Company for the fiscal year ending December 31, 2004. A proposal to approve the appointment of Ernst & Young LLP will be presented at the Annual Meeting. Ernst & Young LLP has audited the Company's financial statements for the fiscal year ended December 31, 2003, and for all prior years. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so and will be available to answer appropriate questions from stockholders. If the appointment of Ernst & Young LLP is not approved by the stockholders, the Audit Committee is not obligated to appoint other independent public accountants, but the Audit Committee will give consideration to such unfavorable vote.

BOARD RECOMMENDATION AND REQUIRED STOCKHOLDER VOTE
         The affirmative vote of a majority of the shares of Voting Stock represented at the Annual Meeting is required for approval of appointment of Ernst & Young LLP as the Company's independent public accountants. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS.

                             AUDIT COMMITTEE REPORT

         The Audit Committee of the Company's Board of Directors is composed of the following non-employee directors: Mr. Greene, Dr. Vida and Ms. Champsi. All of the members of the Audit Committee are independent for purposes of the Nasdaq listing requirements. The Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which has been attached to this Proxy Statement as Appendix A. The Audit Committee approves the appointment of the Company's independent accountants.

         Management is responsible for the Company's internal controls and the financial reporting process. The Company's independent accountants are responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted auditing standards and to issue a report on the Company's financial statements. The Audit Committee's responsibility is to monitor and oversee these processes. In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees).

         The Company's independent accountants also provided to the Audit Committee the written disclosure required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants the accounting firm's independence. The Committee also considered whether non-audit services provided by the independent accountants during the last fiscal year were compatible with maintaining the independent accountants' independence. Based upon the Audit Committee's discussion with management and the independent accountants and the Audit Committee's review of the representation of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's annual report on Form 10-K for the fiscal year ended December 31, 2003 filed with the Securities and Exchange Commission.

Michael Greene (Chairperson)
Julius A. Vida, Ph.D.
Farah H. Champsi
Members of the Audit Committee

AUDIT FEES
         Audit fees billed or expected to be billed to the Company by Ernst & Young LLP for the audit of the Company's financial statements, for reviews of the Company's financial statements included in the Company's quarterly reports on Form 10-Q for the fiscal years ended December 31, 2003 and December 31, 2002, were $144,900 and $75,000, respectively, and review of Securities and Exchange Commission filings, including consents.

AUDIT-RELATED FEES
         The audit-related fees billed or expected to be billed to the Company by Ernst & Young LLP for audit services related to financing activities for the fiscal years ended December 31, 2003 and December 31, 2002, were $16,000 and $0, respectively.

TAX FEES
         The tax fees billed or expected to be billed to the Company by Ernst & Young LLP for tax return preparation for the fiscal years ended December 31, 2003 and December 31, 2002, were $37,068 and $19,450, respectively.

ALL OTHER FEES
         There were no fees billed or expected to be billed to the Company by Ernst & Young LLP for all other non-audit services provided during the fiscal years ended December 31, 2003 and December 31, 2002.

         The Audit Committee has reviewed the fees charged to the Company for these audit-related, tax, and other services and has determined that the provision of non-audit services for which these fees were charged are compatible with maintaining the independence of Ernst & Young LLP as the Company's independent public accountants.

PRE-APPROVAL POLICY
         All decisions regarding selection of independent accounting firms and approval of accounting services and fees are made by our Audit Committee in accordance with the provisions of the Sarbanes-Oxley Act of 2002 and related SEC rules. There are no exceptions to the policy of securing prior approval by our Audit Committee for any service provided by our independent accounting firm.

         Less than 50% of the hours expended on Ernst & Young LLP's engagement to audit the Company's financial statements for the fiscal year ended December 31, 2003 were attributed to work performed by persons other than Ernst & Young LLP's full-time, permanent employees.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES
         There were no services provided by Ernst & Young LLP for the design and implementation of financial information systems during the last fiscal year.

SOLICITATION OF PROXIES
         All of the expenses involved in preparing, assembling and mailing this Proxy Statement and the material enclosed herewith will be paid by the Company. The Company may reimburse banks, brokerage firms, and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to beneficial owners of the Company's Common Stock. Although proxies are being solicited primarily by mail, officers and regular employees of the Company who will receive no extra compensation for their services, may solicit such proxies in person, by telephone or facsimile.

STOCKHOLDER PROPOSALS FOR THE 2004 ANNUAL MEETING
         Any stockholder proposals intended for the Company's Annual Meeting of Stockholders to be held in 2005 that are requested to be included in the Company's Proxy Statement must be received at the principal executive offices of the Company, 13911 Ridgedale Drive, Suite 250, Minnetonka, Minnesota 55305 on or before the close of business on December 10, 2004.

         Any other stockholder proposals to be presented at the Company's Annual Meeting to be held in 2005 must be received at the principal executive offices of the Company by the close of business on February 23, 2005.

OTHER MATTERS

         The Board of Directors does not know of any other business to be presented for consideration at the Annual Meeting. If any other business does properly come before the Annual Meeting, the persons named as proxies in the enclosed proxy will vote in accordance with their best judgment as to the best interests of the Company.


                                        /s/ John Howell Bullion

                                        John Howell Bullion
                                        Chief Executive Officer and Secretary


Dated:  April 29, 2004

                                                                      APPENDIX A

                              ORPHAN MEDICAL, INC.

                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                     CHARTER

                                     FORWARD

The Audit Committee has an oversight responsibility with regard to the Company's financial control and reporting system and serves in an advisory capacity in that regard to the Board of Directors. The Board of Directors' charge to the Audit Committee should be defined in reasonably specific terms. Generally this is accomplished through a Board resolution which provides the Committee with a charter. A charter can provide guidance to the Committee as it strives to gain reasonable assurance that

         o management is properly discharging its responsibility for the Company's financial statements,

         o the financial statements have been prepared in accordance with generally accepted accounting principles,

         o        the system of internal accounting controls is adequate, and

         o management has devised and implemented a program for compliance with the Foreign Corrupt Practices Act.

The primary concerns of the Audit Committee are that internal accounting and administrative controls are adequate to ensure that --

         o        assets are safeguarded

         o        transactions are authorized

         o        transactions are properly recorded

The Audit Committee Charter should be reviewed by corporate counsel and approved by the Board of Directors. The Charter should be reviewed periodically and modified as necessary.


                              ORPHAN MEDICAL, INC.

                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                     CHARTER

I.       Composition

         A. Audit Committee members will be recommended by the Chairman of the Board and will be designated by the Board of Directors.

         B.       The Audit Committee will be comprised of a minimum of three
                  Directors.

         C.       Audit Committee members will be non-employee Directors.

         D. Audit Committee members will be free from any relationship which would interfere with the exercise of their independent judgment as members.

         E. Audit Committee members will serve until the Board of Directors shall designate their successors.

         F. The Audit Committee Chairman will be recommended by the Chairman of the Board and will be designated by the Board of Directors.

         G. Audit Committee membership should include, if possible, individuals with varied backgrounds and occupations.

         H. Audit Committee continuity should be achieved, if possible, through staggered appointments.

II.      Authorization

         A. Regarding the Company's financial statements and the external audit of same, the Audit Committee is authorized:

                  1. To review and make recommendations to the Board of Directors with respect to the engagement or re-engagement of the independent public accounting firm to audit the financial statements for the then current fiscal year and to provide such other audit-related services as the Audit Committee believes desirable.

                  2. To discuss and approve the overall scope of the external audit for the then current fiscal year.

                  3. To discuss and, when appropriate, approve the external audit fees to be charged.

                  4. To discuss the results of the external audit.

                  5. To discuss the management report of the independent public accounting firm regarding the external audit and the response by management thereto.

                  6. To discuss the method of evaluation by the independent public accounting firm of the adequacy and effectiveness of the accounting procedures and internal accounting controls of the Company.

                  7. To review the audited annual financial statements of the Company.

                  8. To review the financial statements included in any securities offering.

                  9. To review the quarterly financial statements of the Company.

                  10. To establish procedures which ensure that the Audit Committee is advised on a timely basis of any breakdown in internal accounting controls or management fraud.

                  NOTE: The current procedure calls for the Company's Chief Financial Officer to inform the Committee in writing of any material breakdown in internal accounting controls or any management fraud as soon as he/she is aware of same.

                  11. To review significant transactions, contracts and other agreements that have a material affect on the financial statements.

                  12. To discuss recent Financial Accounting Standards Board, Securities and Exchange Commission, or other regulatory pronouncements which might affect the Company's financial statements.

         B. The Audit Committee is authorized to review the engagement of an independent public accounting firm to provide non-audit services, including the terms of the engagement, the cost thereof and, if such firm has been retained to provide audit services, whether such non-audit services will, in the opinion of the Audit Committee, adversely affect the independence of the independent public accounting firm in carrying out its audit assignments as included in "A" above.

         C. The Audit Committee is authorized to review the accounting policies, procedures and principles adopted or continued by the management of the Company which, in the opinion of management, will conform to the standards required:

                  1. for the purpose of maintaining or establishing the books, records, accounts and internal accounting controls of the Company in compliance with Section 102 of the Foreign Corrupt Practices Act of 1977, as codified in Section 13(b)(2) of the Securities Exchange Act of 1934, and

                  2. for the purposes of preventing or detecting:

                           a. any improper or illegal disbursement of Company funds or property of value, or

                           b. the making of any arrangement on behalf of the Company which may provide for or result in the improper or illegal disbursement of funds or property of value, in order that the Company shall be in compliance with
                                    Section 103(a) of the Foreign Corrupt
                                    Practices Act of 1977, as codified in
                                    Section 30A of the Securities Exchange Act of 1934.

         D. The Audit Committee is authorized to review the overall scope of the Internal Audit program and to receive and discuss all internal audit reports. The Committee is also authorized to review the overall adequacy of the function and the competence of the personnel engaged in such function. This may include reviewing staffing requirements, budgetary matters and continuing professional development. The Committee must approve the hiring or termination of the Chief Internal Auditor.

         E. The Audit Committee is authorized to encourage access to the Committee by a representative of the independent public accounting firm (generally the engagement partner), by the internal audit function (generally the Director of Internal Audit of the Company), and by the Chief Financial Officer of the Company. Generally this is accomplished through private sessions with each of these persons. In addition, the Audit Committee may have a private executive session.

         NOTE: By providing the independent public accounting firm a communication channel independent of management, the Audit Committee enhances the independence of that firm.

         F. The Audit Committee is authorized to conduct investigations relating to financial affairs, records, accounts and reports as the Audit Committee may in its discretion deem desirable, or as the Board of Directors may from time to time request. Such investigations may include the need for internal staff support and/or external support including accountants, attorneys and consultants.

         G. The Audit Committee is authorized to discuss the quality and depth of staffing in the accounting and financial departments of the Company.

         H. The Audit Committee must be advised by management when the Company is seeking a second opinion on a significant accounting/financial reporting issue.

         I. The Audit Committee is authorized to annually review the program which monitors compliance with the Company's Business Conduct policy.

         J. The Audit Committee is authorized to review and approve all proposed transactions between the Company and members of the Board of Directors or management.

         K. The Audit Committee is authorized to verbally report its findings to the Board of Directors and will maintain minutes of each Committee meeting.

                                                                      APPENDIX B




================================================================================










                              ORPHAN MEDICAL, INC.


                            2004 STOCK INCENTIVE PLAN


                                 APRIL 26, 2004










================================================================================

                                TABLE OF CONTENTS



SECTION 1.        PURPOSE.....................................................1

SECTION 2.        DEFINITIONS.................................................1

SECTION 3.        ADMINISTRATION..............................................3
         (a)      Power and Authority of the Committee........................3
         (b)      Power and Authority of the Board............................3

SECTION 4.        SHARES AVAILABLE FOR AWARDS.................................4
         (a)      Shares Available............................................4
         (b)      Accounting for Awards.......................................4
         (c)      Adjustments.................................................4
         (d)      Award Limitations Under the Plan............................4

SECTION 5.        ELIGIBILITY.................................................5

SECTION 6.        AWARDS......................................................5
         (a)      Options.....................................................5
         (b)      Stock Appreciation Rights...................................7
         (c)      Restricted Stock and Restricted Stock Units.................7
         (d)      Performance Awards..........................................8
         (e)      Dividend Equivalents........................................8
         (f)      Other Stock Grants..........................................8
         (g)      Other Stock-Based Awards....................................8
         (h)      General.....................................................9

SECTION 7.        AMENDMENT AND TERMINATION; ADJUSTMENTS.....................10
         (a)      Amendments to the Plan.....................................10
         (b)      Amendments to Awards.......................................11
         (c)      Correction of Defects, Omissions and Inconsistencies.......11

SECTION 8.        INCOME TAX WITHHOLDING.....................................11

SECTION 9.        GENERAL PROVISIONS.........................................11
         (a)      No Rights to Awards........................................11
         (b)      Award Agreements...........................................11
         (c)      Plan Provisions Control....................................11
         (d)      No Rights of Stockholders..................................12
         (e)      No Limit on Other Compensation Arrangements................12
         (f)      No Right to Employment.....................................12
         (g)      Governing Law..............................................12
         (h)      Severability...............................................12
         (i)      No Trust or Fund Created...................................13
         (j)      Other Benefits.............................................13

         (k)      No Fractional Shares.......................................13
         (l)      Headings...................................................13
         (m)      Section 16 Compliance; Section 162(m) Administration.......13
         (n)      Conditions Precedent to Issuance of Shares.................13

SECTION 10.       EFFECTIVE DATE OF THE PLAN.................................14

SECTION 11.       TERM OF THE PLAN...........................................14

                              ORPHAN MEDICAL, INC.
                            2004 STOCK INCENTIVE PLAN


SECTION 1.        PURPOSE

         The purpose of the Plan is to promote the interests of the Company and its stockholders by aiding the Company in attracting and retaining employees, officers, consultants, independent contractors and directors capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company's business and to afford such persons an opportunity to acquire a proprietary interest in the Company.

SECTION 2.        DEFINITIONS

         As used in the Plan, the following terms shall have the meanings set forth below:

         (a) "Affiliate" shall mean (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in each case as determined by the Committee.

         (b) "Award" shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Dividend Equivalent, Other Stock Grant or Other Stock-Based Award granted under the Plan.

         (c) "Award Agreement" shall mean any written agreement, contract or other instrument or document evidencing any Award granted under the Plan. Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.

         (d) "Board" shall mean the Board of Directors of the Company.

         (e) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

         (f) "Committee" shall mean a committee of Directors designated by the Board to administer the Plan, which shall initially be the Company's compensation committee. The Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3 and Section 162(m) of the Code, and each member of the Committee shall be a "Non-Employee Director."

         (g) "Company" shall mean Orphan Medical, Inc., a Delaware corporation, and any successor corporation.

         (h) "Director" shall mean a member of the Board, including any Non-Employee Director.

         (i) "Dividend Equivalent" shall mean any right granted under Section 6(e) of the Plan.

         (j) "Eligible Person" shall mean any employee, officer, consultant, independent contractor or director providing services to the Company or any Affiliate who the Committee determines to be an Eligible Person.

         (k) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         (l) "Fair Market Value" shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. Notwithstanding the foregoing and unless otherwise determined by the Committee, the Fair Market Value of a Share as of a given date shall be, if the Shares are then listed on the Nasdaq National Market, the average of the high and low sales price of one Share as reported on the Nasdaq National Market on such date or, if the Nasdaq National Market is not open for trading on such date, on the most recent preceding date when it is open for trading.

         (m) "Incentive Stock Option" shall mean an option granted under Section 6(a) of the Plan that is intended to qualify as an "incentive stock option" in accordance with the terms of Section 422 of the Code or any successor provision.

         (n) "Non-Employee Director" shall mean any Director who is not also an employee of the Company or an Affiliate within the meaning of Rule 16b-3 and an "outside director" within the meaning of Section 162(m) of the Code.

         (o) "Non-Qualified Stock Option" shall mean an option granted under
Section 6(a) of the Plan that is not an Incentive Stock Option.

         (p) "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

         (q) "Other Stock Grant" shall mean any right granted under Section 6(f) of the Plan.

         (r) "Other Stock-Based Award" shall mean any right granted under
Section 6(g) of the Plan.

         (s) "Participant" shall mean an Eligible Person designated to be granted an Award under the Plan.

         (t) "Performance Award" shall mean any right granted under Section 6(d) of the Plan.

         (u) "Person" shall mean any individual or entity, including a corporation, partnership, limited liability company, association, joint venture or trust.

         (v) "Plan" shall mean the Orphan Medical, Inc. 2004 Stock Incentive Plan, as amended from time to time, the provisions of which are set forth herein.

         (w) "Reload Option" shall mean any Option granted under Section 6(a)(v) of the Plan.

         (x) "Restricted Stock" shall mean any Share granted under Section 6(c) of the Plan.

         (y) "Restricted Stock Unit" shall mean any unit granted under Section 6(c) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.

         (z) "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation.

         (aa) "Securities Act" shall mean the Securities Act of 1933, as amended.

         (bb) "Share" or "Shares" shall mean a share or shares of common stock, $0.01 par value per share, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.

         (cc) "Stock Appreciation Right" shall mean any right granted under
Section 6(b) of the Plan.

SECTION 3.        ADMINISTRATION

         (a) Power and Authority of the Committee. The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or the method by which payments or other rights are to be determined in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement; (v) amend the terms and conditions of any Award or Award Agreement and accelerate the exercisability of any Option or waive any restrictions relating to any Award; (vi) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended;
(vii) determine whether, to what extent and under what circumstances cash, Shares, other securities, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee; (viii) interpret and administer the Plan and any instrument or agreement, including an Award Agreement, relating to the Plan; (ix) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Eligible Person and any holder or beneficiary of any Award.

         (b) Power and Authority of the Board. Notwithstanding anything to the contrary contained herein, the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan.

SECTION 4.        SHARES AVAILABLE FOR AWARDS

         (a) Shares Available. Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under the Plan shall be 2,250,000. Shares to be issued under the Plan may be either authorized but unissued Shares or Shares re-acquired and held in treasury. Notwithstanding the foregoing, (i) the number of Shares available for granting Incentive Stock Options under the Plan shall not 2,250,000, subject to adjustment as provided in
Section 4(c) of the Plan and subject to the provisions of Section 422 or 424 of the Code or any successor provision and (ii) the number of Shares available for granting Restricted Stock and Restricted Stock Units shall not exceed 2,250,000 subject to adjustment as provided in Section 4(c) of the Plan.

         (b) Accounting for Awards. For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan. Any Shares that are used by a Participant as full or partial payment to the Company of the purchase price relating to an Award, including Shares tendered in connection with the grant of a Reload Option, or in connection with the satisfaction of tax obligations relating to an Award, shall again be available for granting Awards (other than Incentive Stock Options) under the Plan. In addition, if any Shares covered by an Award or to which an Award relates are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be available for granting Awards under the Plan.

         (c) Adjustments. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards and (iii) the purchase price or exercise price with respect to any Award; PROVIDED, HOWEVER, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number.

         (d) Award Limitations Under the Plan. No Eligible Person may be granted any Award or Awards under the Plan, the value of which Award or Awards is based solely on an increase in the value of the Shares after the date of grant of such Award or Awards, for more than [NUMBER OF SHARES TO BE DETERMINED](1) Shares (subject to adjustment as provided for in Section 4(c) of the Plan), in the aggregate in any taxable year. The foregoing annual limitation specifically includes the grant of any Award or Awards representing "qualified performance-based compensation" within the meaning of Section 162(m) of the Code.

SECTION 5.        ELIGIBILITY

         Any Eligible Person shall be eligible to be designated a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full-time or part-time employees (which term as used herein includes, without limitation, officers and directors who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code or any successor provision.

SECTION  6.       AWARDS

         (a) Options. The Committee is hereby authorized to grant Options to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

                  (i) Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Committee; PROVIDED, HOWEVER, that such purchase price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option.

                  (ii) Option Term. The term of each Option shall be fixed by the Committee at the time of grant.

                  (iii) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the applicable exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

                  (iv) Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as Incentive Stock Options, PROVIDED, HOWEVER, that in the event the Plan fails to be approved by the stockholders of the Company within one year

-------------------------
(1) This provision is required to ensure that grants may be considered "qualified performance-based compensation" under Section 162(m) of the Code.

         of its adoption by the Board as required in Section 10, such Incentive Stock Options shall be deemed to be Non-Qualified Stock Options issued under the Plan:

                           (A) The Committee will not grant Incentive Stock
                  Options in which the aggregate Fair Market Value (determined as of the time the option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under this Plan and all other plans of the Company and its Affiliates) shall exceed $100,000.

                           (B) All Incentive Stock Options must be granted
                  within ten years from the earlier of the date on which this Plan was adopted by the Board or the date this Plan was approved by the stockholders of the Company.

                           (C) Unless sooner exercised, all Incentive Stock
                  Options shall expire and no longer be exercisable no later than 10 years after the date of grant; PROVIDED, HOWEVER, that in the case of a grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliate, such Incentive Stock Option shall expire and no longer be exercisable no later than 5 years from the date of grant.

                           (D) The purchase price per Share for an Incentive
                  Stock Option shall be not less than 100% of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option; PROVIDED, HOWEVER, that, in the case of the grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliate, the purchase price per Share purchasable under an Incentive Stock Option shall be not less than 110% of the Fair Market Value of a Share on the date of grant of the Inventive Stock Option.

                           (E) Any Incentive Stock Option authorized under the
                  Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the Option as an Incentive Stock Option.

                  (v) Reload Options. The Committee may grant Reload Options, separately or together with another Option and subject to the terms and conditions established by the Committee, pursuant to which the Participant would be granted a new Non-Qualified Stock Option when the payment of the exercise price of a previously granted option for common stock is made by the delivery of Shares owned by the Participant pursuant to Section 6(a)(iii) hereof or the relevant provisions of another plan of the Company, when Shares are tendered or withheld as payment of the amount to be withheld under applicable income tax laws in connection with the exercise of an Option, which new Non-Qualified Stock Option would be a Non-Qualified Stock Option to purchase the number of Shares not exceeding the sum of (A) the number of Shares so provided as consideration upon the exercise of the previously granted option to which such Reload Option relates and (B) the number of Shares, if any, tendered or withheld as payment of the amount to be withheld under applicable tax laws in connection with the exercise of the option to which such Reload Option relates pursuant to the relevant provisions of the plan or agreement relating to such option. Reload Options may be granted with respect to options previously granted under the Plan or any other stock option plan of the Company or any Affiliate or may be granted in connection with any option granted under the Plan or any other stock option plan of the Company or any Affiliate at the time of such grant. Such Reload Options shall have a per share exercise price equal to the Fair Market Value of one Share as of the date of grant of the new Non-Qualified Stock Option. Any Reload Option shall be subject to availability of sufficient Shares for grant under the Plan. Shares surrendered as part or all of the exercise price of the Non-Qualified Stock Option to which it relates that have been owned by the optionee less than six months will not be counted for purposes of determining the number of Shares that may be purchased pursuant to a Reload Option.

         (b) Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Eligible Persons subject to the terms of the Plan. Each Stock Appreciation Right granted under the Plan shall confer on the holder upon exercise the right to receive, as determined by the Committee, cash or a number of Shares equal to the excess of (a) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall so determine, at any time during a specified period before or after the date of exercise) over (b) the grant price of the Stock Appreciation Right as determined by the Committee, which grant price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right. Subject to the terms of the Plan, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions (including conditions or restrictions on the exercise thereof) of any Stock Appreciation Right shall be as determined by the Committee.

         (c) Restricted Stock and Restricted Stock Units. The Committee is hereby authorized to grant Restricted Stock and Restricted Stock Units to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

                  (i) Restrictions. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, a restriction on or prohibition against the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate.

                  (ii) Stock Certificates. Any Restricted Stock granted under the Plan shall be evidenced by the issuance of a stock certificate or certificates, which shall be held by the Company. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the applicable Award Agreement and possible forfeiture of such shares of Restricted Stock.

                  (iii) Forfeiture. Except as otherwise determined by the Committee, upon a Participant's termination of employment (as determined under criteria established by the Committee) during the applicable restriction period, all applicable Shares of Restricted Stock and Restricted Stock Units at such time subject to restriction shall be forfeited and reacquired by the Company; PROVIDED, HOWEVER, that the Committee may, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units.

         (d) Performance Awards. The Committee is hereby authorized to grant Performance Awards to Eligible Persons subject to the terms of the Plan. A Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock and Restricted Stock Units), other securities, other Awards or other property and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award and any other terms and conditions of any Performance Award shall be determined by the Committee.

         (e) Dividend Equivalents. The Committee is hereby authorized to grant Dividend Equivalents to Eligible Persons under which the Participant shall be entitled to receive payments (in cash, Shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of cash dividends paid by the Company to holders of Shares with respect to a number of Shares determined by the Committee. Subject to the terms of the Plan, such Dividend Equivalents may have such terms and conditions as the Committee shall determine.

         (f) Other Stock Grants. The Committee is hereby authorized, subject to the terms of the Plan, to grant to Eligible Persons Shares without restrictions thereon as are deemed by the Committee to be consistent with the purpose of the Plan.

         (g) Other Stock-Based Awards. The Committee is hereby authorized to grant to Eligible Persons, subject to the terms of the Plan, such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan. Shares or other securities delivered pursuant to a purchase right granted under this Section 6(g) shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms (including, without limitation, cash, Shares, promissory notes other securities, other Awards or other property or any combination thereof), as the Committee shall determine, the value of which consideration, as established by the Committee, shall not be less than 100% of the Fair Market Value of such Shares or other securities as of the date such purchase right is granted.

         (h) General Consideration for Awards. Awards may be granted for no cash consideration or for any cash or other consideration as determined by the Committee and required by applicable law.

                  (ii) Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any such other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

                  (iii) Forms of Payment under Awards. Subject to the terms of the Plan, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, promissory notes (PROVIDED, HOWEVER, that the acceptance of such promissory notes does not conflict with
         Section 402 of the Sarbanes-Oxley Act of 2004), other securities, other Awards or other property or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents with respect to installment or deferred payments.

                  (iv) Limits on Transfer of Awards. No Award (other than Other Stock Grants) and no right under any such Award shall be transferable by a Participant otherwise than by will or by the laws of descent and distribution and the Company shall not be required to recognize any attempted assignment of such rights by any Participant; PROVIDED, HOWEVER, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant and receive any property distributable with respect to any Award upon the death of the Participant; PROVIDED, FURTHER, that, if so determined by the Committee, a Participant may transfer a Non-Qualified Stock Option to any Family Member (as such term is defined in the General Instructions to Form S-8 (or successor to such Instructions or such Form)) at any time that such Participant holds such Option, PROVIDED that the Participant may not receive any consideration for such transfer, the Family Member may not make any subsequent transfers other than by will or by the laws of descent and distribution and the Company receives written notice of such transfer, PROVIDED, FURTHER, that, if so determined by the Committee and except in the case of an Incentive Stock Option, Awards may be transferable as determined by the Committee. Except as otherwise determined by the Committee, each Award (other than an Incentive Stock Option) or right under any such Award shall be exercisable during the Participant's lifetime only by the Participant or, if permissible under applicable law, by the Participant's guardian or legal representative. Except as otherwise determined by the Committee, no Award (other than an Incentive Stock Option) or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or other encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

                  (v) Term of Awards. Subject to Section 6(a)(iv)(C), the term of each Award shall be for such period as may be determined by the Committee.

                  (vi) Restrictions; Securities Exchange Listing. All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may direct appropriate stop transfer orders and cause other legends to be placed on the certificates for such Shares or other securities to reflect such restrictions. If the Shares or other securities are traded on a securities exchange, the Company shall not be required to deliver any Shares or other securities covered by an Award unless and until such Shares or other securities have been admitted for trading on such securities exchange.

                  (vii) Prohibition on Option Repricing. Except as provided in
         Section 4(c) hereof, no Option may be amended to reduce its initial exercise price and no Option shall be canceled and replaced with an Option or Options having a lower exercise price, without the approval of the stockholders of the Company or unless there would be no material adverse effect on the Company's financial statements as prepared in accordance with Generally Accepted Accounting Principles.

SECTION  7.       AMENDMENT AND TERMINATION; ADJUSTMENTS

         (a) Amendments to the Plan. The Board may amend, alter, suspend, discontinue or terminate the Plan at any time; PROVIDED, HOWEVER, that, notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the stockholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that, absent such approval:

                  (i) violates the rules or regulations of the National Association of Securities Dealers, Inc. or any other securities exchange that are applicable to the Company;

                  (ii) causes the Company to be unable, under the Code, to grant Incentive Stock Options under the Plan;

                  (iii) increases the number of shares authorized under the Plan as specified in Section 4(a);

                  (iv) permits the award of Options or Stock Appreciation Rights at a price less than 100% of the Fair Market Value of a Share on the date of grant of such Option or Stock Appreciation Right, as prohibited by Sections 6(a)(i) and 6(b)(ii) of the Plan or the repricing of Options or Stock Appreciation Rights, as prohibited by Section 3(a)(v) of the Plan; or

                  (v) would prevent the grant of Options or Stock Appreciation Rights that would qualify under Section 162(m) of the Code.

         (b) Amendments to Awards. The Committee may waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively. Except as otherwise provided herein or in an Award Agreement, the Committee may not amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, if such action would adversely affect the rights of the holder of such Award, without the consent of the Participant or holder or beneficiary thereof.

         (c) Correction of Defects, Omissions and Inconsistencies. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

SECTION  8.       INCOME TAX WITHHOLDING

         In order to comply with all applicable federal, state or local income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state or local payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all or a portion of the federal, state and local taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes, but only to the extent of the minimum amount required to be withheld under applicable laws or regulations or (ii) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

SECTION 9.        GENERAL PROVISIONS

         (a) No Rights to Awards. No Eligible Person or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

         (b) Award Agreements. No Participant will have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Company and, if requested by the Company, signed by the Participant.

         (c) Plan Provisions Control. In the event that any provision of an Award Agreement conflicts with or is inconsistent in any respect with the terms of the Plan as set forth herein or subsequently amended, the terms of the Plan shall control.

         (d) No Rights of Stockholders. Except with respect to Shares of Restricted Stock as to which the Participant has been granted the right to vote, neither a Participant nor the Participant's legal representative shall be, or have any of the rights and privileges of, a stockholder of the Company with respect to any Shares issuable to such Participant upon the exercise or payment of any Award, in whole or in part, unless and until such Shares have been issued in the name of such Participant or such Participant's legal representative without restrictions thereto.

         (e) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

         (f) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ, or us giving a director of the Company or an Affiliate the right to continue as a director or an Affiliate of the Company or any Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate such employment at any time, with or without cause. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment, or terminate the term of a director of the Company or an Affiliate, free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement. Nothing in this Plan shall confer on any person any legal or equitable right against the Company or any Affiliate, directly or indirectly, or give rise to any cause of action at law or in equity against the Company or an Affiliate. The Awards granted hereunder shall not form any part of the wages or salary of any Eligible Person for purposes of severance pay or termination indemnities, irrespective of the reason for termination of employment. Under no circumstances shall any person ceasing to be an employee of the Company or any Affiliate be entitled to any compensation for any loss of any right or benefit under the Plan which such employee might otherwise have enjoyed but for termination of employment, whether such compensation is claimed by way of damages for wrongful or unfair dismissal, breach of contract or otherwise. By participating in the Plan, each Participant shall be deemed to have accepted all the conditions of the Plan and the terms and conditions of any rules and regulations adopted by the Committee and shall be fully bound thereby.

         (g) Governing Law. The validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award, shall be determined in accordance with the internal laws, and not the law of conflicts, of the State of Delaware.

         (h) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

         (i) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and an Eligible Person or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

         (j) Other Benefits. No compensation or benefit awarded to or realized by any Participant under the Plan shall be included for the purpose of computing such Participant's compensation under any compensation-based retirement, disability, or similar plan of the Company unless required by law or otherwise provided by such other plan.

         (k) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

         (l) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

         (m) Section 16 Compliance; Section 162(m) Administration. The Plan is intended to comply in all respects with Rule 16b-3 or any successor provision, as in effect from time to time, and in all events the Plan shall be construed in accordance with the requirements of Rule 16b-3. If any Plan provision does not comply with Rule 16b-3 as hereafter amended or interpreted, the provision shall be deemed inoperative. The Board of Directors, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan with respect to persons who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Eligible Persons. With respect to Options and Stock Appreciation Rights, the Company intends to have the Plan administered in accordance with the requirements for the award of "qualified performance-based compensation" within the meaning of Section 162(m) of the Code.

         (n) Conditions Precedent to Issuance of Shares. Shares shall not be issued pursuant to the exercise or payment of the purchase price relating to an Award unless such exercise or payment and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, the requirements of any applicable Stock Exchange and the Delaware General Corporation Law. As a condition to the exercise or payment of the purchase price relating to such Award, the Company may require that the person exercising or paying the purchase price represent and warrant that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation and warranty is required by law.

SECTION 10.       EFFECTIVE DATE OF THE PLAN

         The Plan shall be effective upon its adoption by the Board, PROVIDED, HOWEVER, that in the event the Plan is not approved by the stockholders of the Company within one year thereafter, the Plan will be terminated and all Awards granted under the Plan will be terminated and deemed null and void, PROVIDED, HOWEVER, that with respect to any Shares (including Shares of Restricted Stock) issued under the Plan prior to such termination, the Plan shall be deemed to be effective.

SECTION 11.       TERM OF THE PLAN

         No Award shall be granted under the Plan after ten years from earlier of date of adoption of Plan by Board or date of stockholder approval or any earlier date of discontinuation or termination established pursuant to Section 7(a) of the Plan. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board to amend the Plan, shall extend beyond the termination of the Plan.

                              [ORPHAN MEDICAL LOGO]

                         ANNUAL MEETING OF STOCKHOLDERS

                             TUESDAY, JUNE 15, 2004
                        3:30 P.M. (CENTRAL STANDARD TIME)

                              RADISSON PLAZA HOTEL
                               35 SOUTH 7TH STREET
                              MINNEAPOLIS, MN 55402



[ORPHAN MEDICAL LOGO]                                                      PROXY
--------------------------------------------------------------------------------

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING ON JUNE 15, 2004.

The undersigned, having duly received the Notice of Annual Meeting of Stockholders and Proxy Statement dated May 6, 2004, revoking all prior proxies, hereby appoints John Howell Bullion and Timothy G. McGrath, and each of them, with the power to appoint a substitute, to vote all shares the undersigned is entitled to vote at the Annual Meeting of Stockholders of Orphan Medical, Inc, (the "Company") to be held at 3:30 p.m. (Central Standard Time) on Tuesday, June 15, 2004 at the Radisson Plaza Hotel, 35 South 7th Street, Minneapolis, Minnesota 55402, and at all adjournments thereof, as specified below on each matter referred to, and, in their discretion, upon any other matters which may be brought before the meeting.

        PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY BY MAIL, BY
         TELEPHONE OR THE INTERNET AS DESCRIBED ON THE REVERSE SIDE.





                      SEE REVERSE FOR VOTING INSTRUCTIONS.

                                                            -------------------
                                                             COMPANY #

                                                            -------------------

THERE ARE THREE WAYS TO VOTE YOUR PROXY

YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

VOTE BY PHONE -- TOLL FREE -- 1-800-650-1965 -- QUICK *** EASY *** IMMEDIATE
o Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on June 14, 2004.
o Please have your proxy card and the last four digits of your Social Security Number available. Follow the simple instructions the voice provides you.

VOTE BY INTERNET -- HTTP://WWW.EPROXY.COM/ORPH/ -- QUICK *** EASY *** IMMEDIATE
o Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on June 14, 2004.
o Please have your proxy card and the last four digits of your Social Security Number available. Follow the simple instructions to obtain your records and create an electronic ballot.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to Orphan Medical, Inc., c/o Shareowner Services(sm), P.O. Box 64873, St. Paul, MN 55164-0873.



      IF YOU VOTE BY PHONE OR INTERNET, PLEASE DO NOT MAIL YOUR PROXY CARD
                               PLEASE DETACH HERE




         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3.

1. Election of       01 John Howell Bullion     04 William M. Wardell, M.D., Ph.D.   [ ] Vote FOR            [ ] Vote WITHHELD
   directors:        02 Michael Greene          05 Farah H. Champsi                      all nominees            from all nominees
                     03 Julius A. Vida, Ph.D    06 Thomas B. King                        (except as marked)

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE, WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)

2. Proposal to approve the Company's 2004 Stock Incentive Plan and authorize
   the issuance of 2,250,000 shares under the plan.                                  [ ] For     [ ] Against     [ ] Abstain

3. Proposal to approve the appointment of Ernst & Young LLP as independent
   public accountants for the fiscal year ending December 31, 2004.                  [ ] For     [ ] Against     [ ] Abstain

4. To vote with discretionary authority on any other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

Address Change? Mark Box [ ] Indicate changes below:

                                             Date
                                                 -------------------------------



                                             Signature(s) in Box

                                             Please sign exactly as your name(s)
                                             appear on the Proxy. When shares
                                             are held by joint tenants, both
                                             must sign. When signing as
                                             attorney, executor, administrator,
                                             trustee or guardian, please give
                                             full title of such. If a
                                             corporation, please sign full
                                             corporate name by President or
                                             other authorized officer. If a
                                             partnership, please sign in
                                             partnership name by authorized
                                             person.